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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 14, 2003

                       CRYSTALIX GROUP INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)


             Nevada                                     65-0142472
(State of other jurisdiction of          (I.R.S. Employer Identification Number)
 incorporation or organization)

                               5720 South Arville
                                    Suite 114
                             Las Vegas, Nevada 89118
               (Address of Principal Executive Office) (Zip Code)

                                  702-220-6581
                (Registrant's Executive Office Telephone Number)

                             AMERICABILIA.COM, INC.

          (Former name or former address, if changed since last report)


ITEM 5. OTHER EVENTS

         The Registrant is in possession of material, non-public information that is currently not publicly disclosed. The Registrant intends to disclose such information as soon as practicable, and the Registrant is in the process of preparing such disclosure. The Registrant will notify market makers and the public at the time such material non-public information has been disclosed.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CRYSTALIX GROUP INTERNATIONAL, INC.



                                      By /s/ Rainer Eissing
                                         ---------------------------------------
                                         Rainer Eissing, Chief Executive Officer



Date: February 14, 2003